UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant of Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under § 240.14a-12

SPRINT NEXTEL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Sprint Nextel Corporation distributed the following document to various governmental entities today:

The Sprint and SoftBank Transaction

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In October, Sprint and SoftBank announced that SoftBank, one of Japan's largest mobile and Internet providers, would invest $20.1 billion for an approximately 70% ownership stake in Sprint on a fully diluted basis.

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The investment should enable Sprint to be a stronger and more robust competitor in the U.S. telecom market by significantly enhancing the company's financial position, accelerating its network capabilities, and offering a path to future growth, innovation and investment.

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The transaction is subject to, among other conditions, approval by the FCC, the Department of Justice and the Committee on Foreign Investment in the United States (CFIUS). State public utility commissions also will review the transaction, which is expected to close in mid- 2013.

Good for Consumers:

•	This transaction is pro-competitive and pro-consumer in the United States because it creates a stronger Sprint to compete with the duopoly of AT&T and Verizon.

◦	Both Sprint and SoftBank have a history of technical innovation and market disruption, so consumers can expect to have even more choices in a more competitive marketplace.

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SoftBank is a leader in providing state-of-the-art technology to its subscribers and will provide critical knowledge and funding to support Network Vision, Sprint's ongoing effort to bring 4G LTE service nationwide.

◦	Sprint's improved network is expected to offer customers enhanced coverage, higher data speeds, better signal strength and fewer dropped calls.

◦	This investment and access to SoftBank's expertise can help Sprint to develop a range of new content, programming, and services for US consumers.

Good for Competition

•	SoftBank's investment will give Sprint significant financial flexibility, allowing it to grow and invest in ways simply not possible under current conditions.

◦	Sprint will retain its Kansas headquarters and Sprint's current CEO, Dan Hesse, will continue as the CEO of the new company.

◦	Sprint's board will be comprised of a combination of SoftBank representatives, continuing Sprint directors and independent appointees.

◦	SoftBank has a successful track record of improving the competitive position and driving growth and performance of its prior acquisitions.

◦	An improved cash position and lower borrowing costs are expected to allow Sprint to invest further in its network and customer experience.

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Across its total footprint, the combined Sprint/SoftBank will be about as large as each of AT&T and Verizon Wireless. Scale is essential in the telecom marketplace to lower costs, drive efficient innovation and provide differentiated service, but it is difficult to achieve. This transaction should open up a wide range of options for internal and external investment.

Who is Softbank?
SoftBank is an innovative success story. It started as a software distributor, invested in the Internet and broadband markets, and then branched out into wireless communications, where it has transformed the wireless market in Japan and brought enormous benefits to consumers with an investment that is very similar to the one SoftBank is prepared to make now in the United States.

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In 2006, SoftBank acquired Vodafone's Japanese operations, whose approximately 16% subscriber share at the time lagged behind the more than 80% combined market share of its two larger rivals, NTT DoCoMo and KDDI, both of which are affiliated with incumbent, formerly monopoly providers.

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Within months of that acquisition, SoftBank pursued aggressive growth strategies that spurred competition in the Japanese wireless market, including innovative approaches to pricing, major investments in Vodafone Japan's (renamed SoftBank Mobile) network infrastructure and operations, and innovative consumer offerings, in particular, focused on mobile Internet.

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SoftBank Mobile's growth in Japan has been the result of an intensely customer-focused strategy of lowering prices, deploying extensive network and infrastructure upgrades, providing devices that meet both general and very specific customer needs, and improving all other aspects of customer service. As a leader in competitive pricing, SoftBank helped spur rivals to reduce their prices too, benefitting all Japanese consumers, not just SoftBank's own customers.

•	SoftBank's fundamental approach is to gain a firm understanding of customer needs and desires and then develop and deploy services and technologies to address those needs.

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With this approach, SoftBank has created a strong third competitor in what could then have been characterized as a duopolistic market, adding millions of new customers since 2006 - more than any other operator in Japan. SoftBank is now poised to pass KDDI as the second largest wireless provider in Japan.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995
This document includes “forward-looking statements” within the meaning of the securities laws; this includes the statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. The words “estimate,” “project,” “forecast,” intend,” “expect,” “believe,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things: (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint's stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; Sprint Nextel believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Sprint Nextel is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this document. Sprint Nextel provides a detailed discussion of risk factors in its SEC filings, including in the Risk Factors contained in its periodic reports and in the proxy statement/prospectus to be contained in Starburst II's Registration Statement on Form S-4.

Additional Information and Where to Find It
In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC's web site (www.sec.gov). Sprint's SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint's web site (www.sprint.com) under the tab “About Us - Investors” and then under the heading “Documents and Filings - SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II's SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@SoftBank.co.jp.

Participants in the Merger Solicitation
The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank's and Starburst II's directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.